EXHIBIT 24.1






                               CONSENT OF COUNSEL


        We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Post-Effective Amendment No. 1 to the Registration Statement for SD Products Corp., under the caption "Legal Matters."




                                                      DUNCAN, BLUM & ASSOCIATES



Bethesda, Maryland
July 19, 2000



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